Filed Pursuant to Rule 497(K) Registration Nos. 333-123998 and 811-21749

CRM International Opportunity Fund	Summary Prospectus

Investor Shares CRMIX	October 28, 2009

Institutional Shares CRIIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.crmfunds.com/download_center.aspx. You can also get this information at no cost by calling 800-CRM-2883 or by sending an email request to prospectus@crmllc.com. The Fund’s prospectus and statement of additional information, both dated October 28, 2009, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report to shareholders dated June 30, 2009, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

CRM International Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Investor Shares	Institutional Shares
Redemption Fee on Shares Held Less Than 30 days (as a percentage of amount redeemed, if applicable)	1.50%	1.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	11.73%	11.73%

Total Other Expenses	11.98%	11.73%

Total Annual Fund Operating Expenses(1)	12.88%	12.63%
Fee Waiver and Expense Reimbursement(1)	(11.38)%	(11.38)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.50%	1.25%

(1)

The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.50% and 1.25% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2010. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$153	$2,613	$4,701	$8,640
Institutional Shares	$127	$2,552	$4,621	$8,560

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of foreign companies. The Fund normally invests in the securities of companies that are tied economically to at least 10 countries, other than the U.S. The Fund may invest in companies located in developed and emerging markets. Emerging markets include countries that have an emerging stock market as defined by Standard & Poor’s, Inc., countries or markets with low to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. The Fund may invest in companies of any size. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Currency Risk. The Fund generally invests in securities denominated in foreign currencies, and could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Emerging Markets Risk. The risks of investing in foreign securities are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets. Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail in the Fund’s prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund commenced operations on December 31, 2008. Therefore, because the Fund does not yet have performance information for a full calendar year, information on the Fund’s performance is not included in this section.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGER

Milu E. Komer leads the team that is responsible for the day-to-day management of the Fund. Ms. Komer has served as the portfolio manager of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value next determined after receipt of your request in good order.

The minimum initial investment in the Fund’s shares is $2,500 ($2,000 for individual retirement accounts or automatic investment plans) for Investor Shares and $1,000,000 for Institutional Shares. The minimum additional investment for direct investors in the Fund’s Investor Shares is $100. Your financial intermediary may impose higher investment minimums. There is no minimum amount for additional investments in Institutional Shares.

You may purchase or redeem Fund shares by contacting your financial intermediary or, if you hold your shares directly with the Fund, by contacting the Fund

(i)	in writing at:

Regular Mail	Overnight Mail
CRM Funds	CRM Funds
c/o PNC Global	c/o PNC Global
Investment Servicing, Inc.	Investment Servicing Inc.
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

(ii)	by telephone at 800-CRM-2883

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains, and it is a taxable event for you if you redeem, sell or exchange Fund shares, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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